SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


           Date of Report (date of earliest event reported): June 1997

                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

      DELAWARE                           1-9370                    13-3186327
     (State or other             (commission File Number)      (I.R.S Employer
     jurisdiction of                                            I.D. Number)
     incorporation)

     990 Station Road
     Bellport, New York                                         11713
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (516-286-5800)


                                       N/A
          (Former name or former  address,  if changed since last report.)

ITEM 5.           OTHER MATERIAL EVENTS

     On June 13, 1997 Mr. William Kuger, Vice President of Finance and Chief Accounting Officer resigned from the Company. He was replaced by Vincent H. Pontillo as Controller and Chief Accounting Officer.


                                  EXHIBIT INDEX

                           Current Report on Form 8-K

                                       of

                             Biopharmaceutics, Inc.

                          Date of Report: August 1, 1997


                  Exhibit:

               None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BIOPHARMACEUTICS, INC.
                                           (Registrant)



                                   By:      /s/  Edward Fine
                                            Edward Fine
                                            President, Chief Executive Officer
                                                    (Signature)

Dated:  August 1, 1997